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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 29, 1998


                          CAPSTAR COMMUNICATIONS, INC.
           (Exact name of registrants as specified in their charters)


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
                  DELAWARE                             000-22486                        13-3649750
      (State or other jurisdiction of           (Commission File Number)               (IRS Employer
               incorporation)                                                       Identification No.)

      600 CONGRESS AVENUE, SUITE 1400
               AUSTIN, TEXAS                                                               78701
  (Address of principal executive offices)                                              (Zip code)
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      Registrant's telephone number, including area code:  (512) 340-7800

                             SFX BROADCASTING, INC.
                         650 MADISON AVENUE, 16TH FLOOR
                           NEW YORK, NEW YORK  10022
         (former name and former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Capstar Broadcasting Corporation ("CBC"), the ultimate parent of Capstar Communications, Inc., formerly known as SFX Broadcasting, Inc., (the "Company"), engages Coopers & Lybrand L.L.P. as its independent accountants. As a result of the acquisition of the Company by CBC, on May 29, 1998, the Company, with the approval of its Board of Directors, dismissed Ernst & Young LLP ("Ernst & Young") as its independent accountants and engaged Coopers & Lybrand L.L.P.

     Ernst & Young's reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 1997 and 1996 are unqualified and do not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During Ernst & Young's appointment as independent accountants, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to Ernst & Young's satisfaction would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with Ernst & Young's reports on the Company's consolidated financial statements.

     The Company has requested Ernst & Young to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated June 3, 1998, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         16.1    Letter from Ernst & Young LLP.*

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*        Filed herewith.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                      CAPSTAR COMMUNICATIONS, INC.
                                      (Registrant)


                                      /s/ PAUL D. STONE
                                      ------------------------------------
                                        Paul D. Stone
                                        Vice President


Date:    June 3, 1998
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                                   INDEX TO EXHIBITS

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EXHIBIT                                 EXHIBIT
NUMBER                                  -------
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
16.1                          Letter from Ernst & Young L.L.P.*



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     * filed herewith.